CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Net income for the period	$ 141,152	$ 147,021	$ 291,650	$ 293,222
Other comprehensive income:
Prior service cost of defined benefit plan	263	186	526	372
Amortization of deferred realized losses on cash flow hedges	903	903	1,806	1,796
Total Other Comprehensive Income	1,166	1,089	2,332	2,168
Comprehensive Income	$ 142,318	$ 148,110	$ 293,982	$ 295,390